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                                                                  Exhibit 99.268

              A COMPARISON OF THE SCHEDCO AND APX FOR MARKETING USE

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      Services, Systems and                         Perot Systems                    APX (Externally, we can call
         Qualifications                                                              this category (other service
                                                                                              providers)
------------------------------------------------------------------------------------------------------------------------------
Scheduling                         DA, HA, Ancillary Services, Supplemental          DA, HA, Ancillary Services,
                                   Energy, ETC/FTR, Bilateral, Inter-SC Adjustment   Supplemental Energy,
                                   Bids                                              ETC/FTR(?), Bilateral

Settlement                                                                           ?

Billing                            All PX participants (over 70 in CA alone)         Few participants

Dispute Tracking                   Fully functional                                  Never mentioned

Trading                                                                              Bilateral trading

ISO System Interface               Automated data communication of all ISO           ?
                                   schedule and settlement data.

Settlement and Billing data        Web based                                         Web based
access

ISO Public Market Information      Provided                                          ?

Handling of ISO charges            No sharing between SCs                            Uplift spread over
                                                                                     participants

Service Schedule                   7 by 24                                           Capable of 7 by 24
                                                                                     operation, not sure offered
                                                                                     in California

IT Team Experience                 Provided IT support to CalPX that handled 80%     5% of California market?
                                   of California electric energy market.
                                   Developed a majority of improvement
                                   applications in PX trading and settlement
                                   systems.  Made all PX system changes to
                                   accommodate ISO market and system changes.
                                   Runs a Program Office applying proven project
                                   management technologies.  IT project success
                                   (on schedule, under budget) rate close to 95%

Business Team Experience           Involved in the design, implementation and        ?
                                   operation of ISO and PX from day one.
                                   Intimately familiar with energy market and
                                   utility financing and operation.  Team experts
                                   published widely on major market issues.
                                   Handled 80% of California energy
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
                                   market.

Operation Team Experience          Handled 80% of California spot market             ?
                                   and long term contract market
                                   (yearly, quarterly and month). Conducted Web
                                   based real-time energy auction for the
                                   Alberta Balancing Power Pool

Company Financial Strength         See Annual Report.                                See Annual Report

Interface with Participant         Web based, initially file based.  Web based GUI   Web based, limited GUI
Systems                            available by April 1, 2001

System Plat Forms                  NT, MS SQL databases                              NT, MS SQL databases

Participant System Requirements    PC compatible workstations running                PC compatible workstations
                                   Windows 85, 98, 2000 and NT                       running Windows 85, 98 and NT

Data transmission security         SSL, 128 bit encryption                           SSL, 128 bid encryption

Pricing                            Volumetric and/or subscription                    Volumetric

Clearing and Credit Management     Not offered in California so as to insulate       Offered to certain extent.
                                   participants from the current credit crisis       Can lead to similar failures
                                                                                     as the PX has experienced
                                                                                     with large participants
                                                                                     default.  Large California
                                                                                     utilities will have
                                                                                     difficulty to trade with
                                                                                     credit self-management
                                                                                     participants due to the
                                                                                     utilities current credit
                                                                                     standings

Fee                                Lower than APX's (we will match any               Higher
                                   competitors?)

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